                                                                    EXHIBIT 10.8

                           TECHNOLOGY BUSINESS PARK
                                  BUILDING #2

                           180 COLUMBIA STREET WEST,
                               WATERLOO, ONTARIO.

                                 LEASE OF SPACE

                             Dated: April 29, 1999


                        WIEBE PROPERTY CORPORATION LTD.

                                    - AND -

                             CacheFlow Canada Inc.

                               Table of Contents



THIS INDENTURE OF LEASE....................................................4
1. DEFINITIONS.............................................................4
1.1. "Project".............................................................4
1.2. "Building"............................................................4
1.3. "Lease"...............................................................4
1.4. "Leased Premises".....................................................4
1.5. "Common Areas and Facilities".........................................4
1.6. "Leaseable Area of the Project".......................................4
1.7. "Leaseable Area of the Building"......................................4
1.8. "Substantial Completion"..............................................4
1.9. "Common Area Costs"...................................................4
1.10. "Management Fee".....................................................5
1.11. "Realty Taxes".......................................................5
1.12. "Tenant's Proportionate Share".......................................5
1.13. "Building Services"..................................................5
2. LEASED PREMISES.........................................................6
3. TERM....................................................................6
3.1. TO HAVE AND TO HOLD...................................................6
4. RENT....................................................................6
4.1. YIELDING AND PAYING THEREFORE.........................................6
4.4. Net Lease.............................................................7
4.5. Cap on Common Area and Property Tax Costs - ..........................7
5. TENANT'S COVENANTS......................................................7
5.1. Rent..................................................................7
5.2. Right to Contest......................................................7
5.3. Governmental Compliance...............................................7
5.4. Repair to the Leased Premises.........................................7
5.5. Repair on Surrender of Leased Premises................................7
5.6. No Nuisance and Caretaking............................................7
5.7. Use of Premises.......................................................7
5.8. Alterations and Changes by Tenant.....................................7
5.9. Termination...........................................................8
5.10. Locks................................................................8
5.11. Removal of Goods.....................................................8
5.12. Access by Landlord...................................................8
5.13. Signs and Directory..................................................8
5.14. Assigning or Subletting..............................................8
5.15. Tenant's Insurance...................................................8
5.16. Leasehold Improvements...............................................9
5.17. Notice of Malfunction in Equipment...................................9
5.18. Right of Entry.......................................................9
5.19. Exclusion of Landlord's Liability....................................9
5.20. Indemnification of Landlord..........................................9
5.21. Re-Entry by Landlord on Nonpayment or Nonperformance................10
5.22. Landlord's Right to Re-Let the Leased Premises......................10
5.23. Dispensing..........................................................10
5.24. Condoning...........................................................10
6. LANDLORD'S COVENANTS...................................................10
6.1. Quiet Enjoyment......................................................10
7. MUTUAL COVENANTS.......................................................10
7.1. No Exceptions of Distress............................................10
7.2. Liability for Damages to Person or Property..........................10
7.3. Right of Re-Entry and Bankruptcy of Tenant...........................10
7.4. Mechanics' Liens.....................................................11

7.5. Assignment of Lease as Collateral Security...........................11
7.6. Subordination and Attornment.........................................11
7.7. Landlord's Insurance.................................................11
7.8. Sales, Conveyance and Assignment.....................................11
7.9. Effect of Sale, Conveyance or Assignment.............................11
7.10. Attornment..........................................................11
7.11. Nondisturbance......................................................11
7.12. Damage or Destruction...............................................11
7.13. Rules and Regulations...............................................11
7.13.1. Purpose of Rules and Regulations..................................11
7.13.2. Observance of Rules and Regulations...............................12
7.13.3. Modification of Rules and Regulations.............................12
7.13.4. Noncompliance of Rules and Regulations............................12
7.14. Notices.............................................................12
7.15. Guarantor's Clause..................................................12
7.16. Late Payment Charge on Amounts in Default...........................12
7.17. Payments Deemed Rent................................................12
7.18. Overholding.........................................................12
7.19. Registration........................................................12
7.20. Compliance with the Planning Act....................................12
7.21. Waiver of Breach of Covenant........................................12
7.22. Obligations as Covenants............................................12
7.23. Entire Agreement....................................................12
7.24. Amendment of Modification...........................................12
7.25. Construed Covenant and Severability.................................12
7.26. Headings and Captions...............................................12
7.27. Number and Gender...................................................12
7.28. Governing Law.......................................................12
7.29. Successors and Assigns..............................................13
7.30. Relationship of Parties.............................................13
7.31. Consent Not Unreasonably Withheld...................................13
7.32. Name of Building....................................................13
7.33. No Implied Surrender or Waiver......................................13
7.34. Area Determination..................................................13
SIGNED, SEALED AND DELIVERED..............................................14
SCHEDULE "A"..............................................................15
SCHEDULE "B"..............................................................16
SCHEDULE "C"..............................................................17
RULES AND REGULATIONS.....................................................17
SCHEDULE "D"..............................................................19
JANITOR AND CLEANING SERVICE SCHEDULE.....................................19
SCHEDULE "E"..............................................................20
SUPPLEMENTAL TERMS AND CONDITIONS.........................................20

THIS INDENTURE OF LEASE made April 29, 1999,
IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT:

BETWEEN:


  WIEBE PROPERTY CORPORATION LTD. a Corporation incorporated under the laws of
  -------------------------------
  the Province of Ontario, having its head office at the City of Waterloo, in the Regional Municipality of Waterloo,

            Hereinafter called the Landlord

                                    of the FIRST PART;
  - and -

  CacheFlow Canada Inc.

            Hereinafter called the Tenant

                                    of the SECOND PART;

1. DEFINITIONS
--------------

     in this Lease

     1.1. "Project" - means all those certain lands located in the City of
     --------------
Waterloo, in the Regional Municipality of Waterloo, more particularly described in Schedule "A" together with the buildings now or hereafter erected on or over the lands shown in Schedule "A", including any alterations, additions or deletions, generally known as the Technology Business Park.

     1.2. "Building" - means the building in which the Leased Premises is
     ---------------
located referred to as Building # 2 on Schedule "A".

     1.3. "Lease" - means this lease, Schedules A, B, C, D and E to this lease,
     -------------
and every properly executed instrument which by its terms amends, modifies or supplements this lease.

     1.4. "Leased Premises" - means the premises leased to the Tenant by this
     -----------------------
lease and described in Article 2.

     1.5. "Common Areas and Facilities" - means all that part of the Project
     -----------------------------------
which is not intended to be leased to Tenants of the Project including, without limitation, such facilities, utilities, improvements, equipment and installations which are, from time to time, provided or designated (and which may be changed from time to time) by the Landlord for the use by or benefit of the Tenants, its employees, customers and other invitees in common with others entitled to their use or benefit in the manner and for the purpose permitted by this Lease.

     1.6. "Rentable Area of the Project"- means the total rentable area
     -----------------------------------
(expressed in square feet) of all the areas of the Project set aside by, the Landlord for leasing to tenants of the Project, whether leased or not.

     1.7. "Rentable Area of the Building" - means the total rentable area
     -------------------------------------
(expressed in square feet) of all the areas of the Building set aside by the Landlord for leasing to tenants of the Building, whether leased or not.

     1.8. "Substantial Completion" - means reasonably fit for occupancy by the
     ------------------------------
Tenant.

     1.9. "Common Area Costs" - means the sum of all reasonable costs of the
     -------------------------
Landlord of operating and maintaining in good repair the Leased Premises and the Building in which the Leased Premises are situated and all Common Areas within the said building, and all costs relating to the external components of the Project, including without limiting the generality of the foregoing, the aggregate of all costs of:

       1.9 l. - insuring the leased premises and the Building plus any form of insurance which the Landlord or any mortgagee reasonably require from time to time for insurable risks for any amounts against which a prudent Landlord would insure.

       1.9 2 - Common Area Costs; cleaning, snow removal, garbage and waste collection and disposal, electric bulbs and tubes, public utilities, including water and sewage charges, lighting, and electricity, including that used for exterior signs, policing, supervising, traffic control, landscaping, preventive maintenance, the costs to the Landlord of the rental of equipment and building supplies used by the Landlord In maintenance, and the cost of personnel and staff employed to provide maintenance and operating services.

       1.9.3. - the cost of repairs and maintenance of the Leased Premises (not otherwise paid for by the Tenant) and the Building, excluding capital repairs.

       1.9.4 - HVAC and hydro costs for the leased premises;

       1.9.5. - Janitorial Services within the leased premises as set out in Schedule "D".

       1.9 6. - Notwithstanding the foregoing, Common Area Costs shall not include any of the following:

         (a) net recoveries that reduce the operating and maintenance expenses of the Building and/or the Projects, received by the Landlord from tenants as a result of any act, omission, default or negligence of tenants or as a result of breaches by tenants of the provisions in their respective leases;

         (b) net proceeds from insurance policies taken out by the Landlord and paid for by the Landlord and the cost of which is not include in Common Area Costs, to the extent that the proceeds relate to the costs and expenses incurred in the maintenance and operation of the Building and/or the Project;

         (c) all principal, interest or other charges or payments made in respect of any mortgages or other financing instruments relating to the Project;

         (d) all corporation taxes, income taxes, profit or excess profit taxes, capital taxes or any other taxes personal to the Landlord;

         (e) any other costs and expenses incurred by the Landlord which, in accordance with generally accepted accounting principles, are considered to be capital expenses.

         (f) any costs for services which are used by and charged to specific tenants.

  1.10. "Management Fee"- an annual property management fee equal to 6% of the
  ----------------------
  Tenant's basic rent.

  1.11. "Realty Taxes"- shall mean all taxes, rates, duties, charges,
  --------------------
assessments, impositions, levies whatsoever levied in connection with the real property comprised of the Leased Premises and the Building, and the land comprising the project.

  1.12. "Tenant's Proportionate Share"- shall be determined by the following
  ------------------------------------
two calculations. The Tenants Proportionate Share of the Building shall be the ratio of the Rentable Area of the Leased Premises to the total Rentable Area in the Building occupied, and shall apply to the Common Area Costs relating to that Building. The Tenants Proportionate Share of the Project shall be the ratio of the Rentable Area of the Leased Premises to the total Rentable Area then completed in Technology. Business Park. The Tenants Proportionate Share will include a five percent allowance for vacancy. (The total Rentable Area in any building shall exclude any areas used for mechanical and electrical installation and systems or any area in the Building or Project which would otherwise be rentable but which the Landlord utilizes in connection with the operation or maintenance of the Building or Project, and includes office space occupied by personnel engaged in such operation and maintenance and its management, storage rooms for building supplies, machine and maintenance shops, and parcel delivery rooms and other like facilities for common use by or service to tenants in the Building or Project) The parties acknowledge that the Premises form part of an integrated office complex and accordingly certain of the costs may be more appropriately borne by the occupants of a portion of the Building or Project rather than of the entire Building or Project.

       1.12.1. - The said areas shall be exclusively determined by the Landlord. The Landlord intends to make changes to this building and/or construct additional buildings on the site of Technology Business Park, 180 Columbia Street West. As each building is completed or changes made to this building, the Tenant's proportionate share of Common Area Costs and Taxes will be adjusted accordingly.

  1.13. "Building Services"
  -------------------------

       1.13.1. - Heating Ventilating & Air Conditioning: to provide to the
                 --------------------------------------
  Premises during hours to be determined by the Landlord (but to be at least during the hours of 8.00 AM to 6.00 PM) by means of systems for heating and cooling, filtering and circulating air, processed air in such quantities, at such temperatures as shall maintain in the Premises conditions of reasonable temperature and comfort in accordance with good standards of interior climate control generally pertaining at the date of this Lease applicable to normal occupancy of premises for office purposes, but the Landlord shall have no responsibility for any inadequacy of performance of the said system if the Premises depart from the design criteria for such system, i.e., that the Tenant shall have installed partitions or other installations in locations which interfere with the proper operation of the said system. If the use of the Premises does not accord with the said design criteria and changes in the systems are feasible and desirable to accommodate such use, the Landlord may at the written request of the Tenant, make such changes and the entire expenses of such changes will be reimbursed by the Tenant to the Landlord. At the request of the Tenant and upon reasonable notice, the Landlord shall provide and charge as an Additional Service air-conditioning and ventilation to the Premises during hours wherein it is not otherwise obliged to provide such services under this subparagraph;

       1.13.2. - Elevator Services: subject to the supervision of the
                 -----------------
  Landlord, to furnish for use by the Tenant and its employees and service to the Premises, and to furnish for the use of the Tenant in common with others entitled thereto at reasonable intervals upon written notice and at such hours as the Landlord may select, freight elevator service to the Premises for the carriage of furniture, equipment, deliveries and supplies;

       1.13.3. - Access: to permit the Tenant and its employees and invitees to
                 ------
  have the use in common with others entitled thereto of the common entrances, lobbies, stairways and corridors of the Building giving access to the Premises (subject to the Rules and Regulations attached to this Lease as Schedule "C" and such other reasonable limitations as the Landlord may from time to time impose);

      1.13.4. - Washrooms: to provide for the use of the Tenant and its
                ---------
  employees and invitees, in common with others entitled thereto, washrooms, with hot and cold water, on each floor in the Building upon which any part of the Premises is located;

       1.13.5. - Janitorial Service; to provide janitorial and cleaning services
                 -------------------
  to the Premises consisting of the services more particularly described in Part I of Schedule "D" attached to this Lease to be rendered substantially in accordance with the standards of modem buildings of a similar type in Kitchener/Waterloo, Ontario at the date of this Lease; it being agreed by the Tenant that any janitor or cleaning service which the Landlord shall agree to provide in excess of those above specified (including those extra services which the Landlord shall make available by demand or special arrangement as specified in Part 2 of Schedule "D" attached to this Lease) shall be an Additional Service;

       1.13.6. - Common Area Cleaning Service: to cause the elevators,
                 ----------------------------
  entrances, stairways, corridors, lobbies, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained;

       1.13.7. - Telephone: the Landlord shall furnish appropriate facilities
                 ---------
     for bringing telephone services to the Premises to a maximum of 5 standard telephone lines per 1,000 square feet;

       1.13.8. - Electricity: the Landlord shall furnish electricity to the
                 -----------
     Premises for lighting and also for normal office equipment capable of operating from the high or low voltage circuits available and standard for the Building, and the Landlord shall replace from time to time electrical light bulbs, tubes and ballast's required for the lighting of the Premises either by way of group relamping on a periodic basis in accordance with current good practice in building management having regard to the expected service life thereof, or as the same actually burn out and when notified by the Tenant that replacement is required;

       1.13.9. - Additional Services: the Landlord, if it shall from time to
                 -------------------
     time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning services to the Premises requested by the Tenant which are additional to those required to be provided by the Landlord under subparagraph 1.13.5, including the Additional Services which the Landlord agrees to provide on demand or by arrangement referred to in Part 2 of Schedule "D" hereto, and to supervise the moving of furniture or equipment of the Tenant and the making of repairs or alterations conducted within the Premises, and to supervise or make deliveries to the Premises. The cost of Additional Services provided to the Tenant, whether those the Landlord shall be obligated to provide hereunder or those the Landlord shall elect to provide as Additional Services, shall be paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices (Additional
     Rent) therefor from the Landlord;


2. LEASED PREMISES
------------------

  2.1. WITNESSETH THAT in consideration of the rents, covenants, rules and regulations and agreements hereinafter reserved and contained on the part of the Tenant, to be respectively paid, observed and performed, the Landlord doth demise and lease unto the Tenant for use and occupation the premises, together with improvements thereon, being all those premises comprised of 4,664 square feet, more or less, of the 2nd floor (Schedule B), being Unit 2210, of the Building. The said building is located in Technology Business Park, 180 Columbia Street West, in the City of Waterloo, in the Regional Municipality of Waterloo and the Province of Ontario. In addition to the space leased, the Tenant shall have access and use in common with others entitled thereto of certain common areas from time to time.

3. TERM
-------

  3.1 TO HAVE AND TO HOLD the said leased premises for and during a term of Ten
  ---
(10) years, to be computed from the 1st day of June, 1999, and from thenceforth next ensuing and fully to be completed and ended on the 31st day of May, 2009.

4. RENT
-------

  4.1. YIELDING AND PAYING THEREFORE yearly to the Landlord in every year during
  ----------------------------------
the said term (and proportionately for any fraction of a year) the following sums, without any deduction, setoff or abatement whatsoever, in lawful money of Canada, that is to say:

  4.2. The sum of Fifty Six Thousand Four Hundred & Forty Six and 08/100 DOLLARS ($56,446.08) (herein called the "Basic Rent") per annum, to be paid in advance in equal monthly installments of Four Thousand Seven Hundred & Three and 84/100 DOLLARS ($4,703.84) on the first day of each month during the term, and the last payment to become due and be paid in advance one month before the expiration of this lease.

  4.3. In addition to the said basic rent, the Tenant shall pay to the Landlord as Additional Rent:

       4.3.1. - The Tenant's Proportionate Share of the Common Area Costs, as hereinbefore defined for each year, calendar year or proportion thereof during the term hereof:

       4.3.2. - The Tenant's Proportionate Share of the Realty Taxes, as hereinbefore defined for each year, calendar year or proportion thereof during the term hereof:

       4.3.3 - The Landlord may at any time and from time to time during the term hereof (but not oftener than twice in a calendar year) compute a bona fide estimate of the Additional Rent charges (see Article 4.3.1. and 4.3.2.) payable by the Tenant during the forthcoming year or portion thereof. From and after the date upon which notice of such estimate is given by the Landlord to the Tenant the Tenant will pay the amount of such estimated costs by equal consecutive monthly instalments payable in advance on the first day of each and every month during the year or portion thereof for which such estimate was computed. The Tenant will, at the request of the Landlord, provide the Landlord with post-dated cheques to be deposited by the Landlord and applied in payment of such monthly instalments. The parties acknowledge that the Premises form part of an integrated office complex and accordingly, certain of the Operating Costs and Realty Taxes may be more appropriately borne by the occupants of a portion of the Building or Project rather than of the entire Building or Project.

       4.3.4 - On or before April 30th of each year during the term hereof or so soon thereafter as may be practicable and on April 30th next following the expiration of the term hereof or so soon thereafter as may be practicable the Landlord will furnish the Tenant with a statement, setting forth the total of the Operating Costs and Realty Taxes for the Building during the immediately preceding calendar year or portion thereof during which Operating Costs and Realty Taxes are payable by the Tenant and the amount of Operating Costs and Realty Taxes payable by the Tenant for such period. Within 15 days after delivery of such statement, the Tenant will make an adjusting payment in the amount of the difference between the total of the Operating Costs and Realty Taxes actually paid by the Tenant during such period and the actual Operating Costs and Realty Taxes that should have been paid by the Tenant on the basis set out in such statement. In the event of disagreement between the Landlord and the Tenant in regard to the manner of calculation or amount payable as Additional Rent charges, the Tenant will make payment in accordance with any notice given by the Landlord, but the disagreement shall immediately be referred by the Landlord for determination by one or more of the Landlord's auditors, architect, insurance broker or other professional consultant (such as may be, in the reasonable opinion of the Landlord, best informed and qualified to determine the difference on a basis equitable to both parties) who shall be deemed to be acting as experts and not arbitrators, and a determination signed by the selected expert(s) shall be final and binding upon the Landlord and the Tenant. Any adjustment required to any previous payment made by the Tenant by reason of any such determination shall be made within 15 days thereof, including the cost of such expert which is at the Tenants expense.

     4.3.5. - All other sums required to be paid by the Tenant under this lease within thirty days from date of invoice (i.e. work requested by the Tenant & completed by the Landlord) said sums to be referred to as "Additional Rent", except as in article 4.3.4.:

     4.3.6. - All other taxes or duties imposed upon the Landlord which are measured or based in whole or in part directly upon the Monthly Rent or Additional Rent payable under this Lease, whether existing at the date hereof or hereafter imposed by an governmental authority including, without limitation, value added tax, business transfer tax, provincial sales tax, federal sales tax, federal goods and services tax, excise taxes or duties or any tax similar to any of the forgoing.

     4.3.7. - If any of the foregoing amounts are not paid at the time provided in this lease, they will nevertheless, if not paid when due, be collectible as rent with the next installment of rent thereafter falling due, but nothing herein contained is deemed to suspend or delay the payment of any amount of money at the time it becomes due and payable or limit any other remedy of the Landlord.

     4.3.8. - The Tenant will make all payments from time to time due herein without setoff, compensation or deduction whatsoever to the Landlord at the address set forth in Article 7.14. or to such other person or persons at such other place or places as the Landlord may from time to time designate in writing. The Tenant will, at the request of the Landlord, provide the Landlord with post-dated cheques to be deposited by the Landlord and applied in payment of such monthly installments.

  4.4. Net Lease - It is the intent of the parties that this Lease be absolutely
  --------------
net to the Landlord and that the Tenant shall pay all costs and expenses relating to the Building and the Leased Premises and the business carried on therein except as expressly provided in this Lease. Any amount or obligation herein relating to the Building or the Leased Premises which is not expressly declared to be that of the Landlord shall be deemed to be an obligation of the Tenant to be performed by or at the Tenant's expense.

  4.5. Deposit - The Tenant shall provide a deposit to the Landlord equal to one
  ------------
months gross rent upon receipt of an invoice after this Lease is signed by both parties. Deposit will be applied to the last month of the term of this Lease.

5. TENANT'S COVENANTS
---------------------

     THE TENANT COVENANTS WITH THE LANDLORD AS FOLLOWS:

  5.1. Rent - To pay rent.
  ---------

  5.2. Right to Contest - Landlord and Tenant shall each have the right to
  ---------------------
contest in good faith the validity or amount of any tax, assessment, license fee, excise fee and other charge which it is responsible to pay, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord's interest in the Premises and that upon the final determination of any contest by the Tenant, the Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest.

  5.3. Governmental Compliance - The Tenant shall, at its own cost and expense,
  ----------------------------
promptly comply with all laws, ordinances, by-laws, orders, regulations and rules of any duly constituted governmental authority or any other applicable authority having jurisdiction and/or Board of Fire Underwriters or similar organization having jurisdiction thereof relating to the manner in which the Tenant uses or maintains said leased premises.

  5.4. Repair to the Leased Premises - And to repair, except for reasonable wear
  ----------------------------------
and tear and damage by fire, lightning and tempest or for matters which are covered by insurance maintained by the Landlord and paid for by the Tenant through Common Area Costs, provided that the Tenant's covenant to repair, except as hereinbefore provided in this lease, shall not in any case include repairs to the roof or outside or party walls unless the need to repair is caused by the negligence of the Tenant, its agents, employees, invitees, or licensees; and that the Landlord may enter and view state of repair. Where and whenever repairs are required or desired to be made to the premises including leasehold improvements, such work shall be carried out by the contractors or work forces of the Landlord, at the Landlord's cost plus 20% for administration. In any and every case the Tenant covenants with the Landlord to pay as Additional Rent to the Landlord with the installment of rent which shall next fall due all sums which the Landlord shall have expended in making such repairs, and shall not have previously received from the Tenant; provided further that the making of any repairs by the Landlord shall not relieve the Tenant from the obligation to repair and leave the premises in good repair, reasonable wear and tear and damage by fire, lightning and tempest only excepted.

  5.5. Repair on Surrender of Leased Premises - and further, that the Tenant
  -------------------------------------------
will, at the expiration or sooner determination of the said term, peaceably surrender and yield up unto the Landlord the said premises hereby leased with the appurtenances, erections which at any time during the said term shall be made therein or thereon in good and substantial repair and condition.

  5.6. No Nuisance and Caretaking - The Tenant covenants not to carry on or
  -------------------------------
suffer or permit to be carried on any business or occupation that shall be deemed a nuisance or which shall be offensive or an annoyance to the Landlord or to any of its other tenants and not to commit or suffer or permit to be committed any kind of nuisance or offensive acts and not allow any refuse, garbage or objectionable materials to accumulate in or about the leased premises and will at all times keep the leased premises in clean and wholesome condition, and provide and be responsible for all janitorial services to the leased premises.

  5.7. Use of Premises - That the leased premises will not during the said term
  --------------------
or any renewal thereof be at any time used for any other purpose than that of operating a software development and service company without first obtaining the prior written consent of the Landlord.

  5.8. Alterations and Changes by Tenant - Where and whenever a Tenant requires
  --------------------------------------
changes or additions to its leasehold improvements, including without limiting the generality thereof, electrical installations, lighting, partitions, private offices or workrooms, washroom, floor and wall coverings, etc., such work upon first receiving the written approval of the Landlord, shall be carried out by the contractors, or work forces of the Landlord, at his cost including the Landlord's administration costs. All Leasehold Improvements in or upon the Premises shall immediately upon their placement be and become the Landlord's property without compensation therefor to the Tenant and shall become part of the Premises.

  5.9. Termination - At the termination of this lease, all alterations,
  ----------------
additions and improvements, except trade fixtures, machinery and equipment used by the Tenant in its business, which were put in at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as part thereof, subject to any exceptions authorized by the Landlord, and in such removal by the Tenant of its fixtures, machinery and equipment the Tenant shall do no damage to the said premises or shall make good any damage which may be occasioned thereto. The Tenant shall at the end of the Term remove such of its Leasehold Improvements and trade fixtures as the Landlord shall require to be removed. Where furniture, equipment and trade fixtures or other goods are left on the premises by Tenant who has abandoned the premises or vacated the premises upon expiration or termination of this Lease, the Landlord may, at its option, dispose of the goods by a means and for a price (if any) that he believes reasonable and the Landlord shall not be considered to be a bailee, or a "warehouseman" within the meaning of The Warehousemen's Lien
                                                       -----------------------
Act of Ontario. The Tenant waives the benefit of any law, present or future,
---
which provides that any notice of or period of notice of, the sale or other disposition, be given to the Tenant. The Tenant shall have the right to terminate this lease on the 1st day of June 2004 by notifying the Landlord in writing (to be received by the Landlord by December 1st, 2003) of it's intention to so terminate.

  5.10. Locks - The Tenant shall not place or cause to be placed any additional
  -----------
locks or change or cause to be changed any lock upon any doors of the leased premises without the approval of the Landlord.

  5.11. Removal of Goods - That the Tenant will not remove any goods or chattels
  ----------------------
of any kind from the leased premises until all rent due or to become due under this lease during the term herein provided for and all rates or charges which the Tenant may incur in connection with the leased premises for electric or other public services are fully paid, and should the Tenant remove its goods and chattels from off the leased premises without full payment having been made, all such rent, rates and charges shall immediately become due and payable and the Landlord may follow the goods and chattels for thirty (30) days in the same manner as is provided for in the Act respecting fraudulent and clandestine removal of goods. The Tenant may remove its furniture and equipment during the Term in the usual and normal course of its business and in addition where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Premises by the installation and removal.

  5.12. Access by Landlord - Tenant shall permit Landlord to enter the Premises
  ------------------------
during normal business hours, to examine, inspect, and to show persons wishing to lease the Premises or other premises, or to prospective purchasers of the Building, or permit the Landlord to enter the Premises during normal business hours, and outside normal business hours to provide services or make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps as Landlord may deem necessary for the safety, improvement or preservation of the Premises or the Building. Landlord shall whenever possible consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.

  5.13. Signs and Directory - The Tenant covenants that it will not paint,
  -------------------------
display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises, whether on the outside or inside of the building, or within the Leased Premises so as to be visible from the outside of the Leased Premises, with the exception only of an identification sign at the entrance to the Leased Premises, containing only the name of the Tenant, and to be subject to the approval of the Landlord as to design, size, location and content. Such identification sign shall be installed at the expense of the Tenant and the Landlord reserves the right to install them as an Additional Service.

  5.14. Assigning or Subletting
  -----------------------------

     5.14.1. - The Tenant covenants that it will not assign or sublet without the prior written consent of the Landlord, which consent will not be unreasonably withheld, (and which consent, if given, shall not relieve the Tenant from any payment of the rent hereunder, nor from the payment of any additional fire insurance premiums which may have to be paid as a result of such assignment or subletting) as to any assignee or sub-lessee who in the Landlord's judgement, has a satisfactory financial condition, has a good reputation in the business community and agrees to use the Premises for purposes satisfactory to the Landlord, but the Landlord shall be entitled to withhold consent arbitrarily where it exercises the right of termination arising under subparagraph 5.14.2. Without limitation, the Tenant shall for purposes of this paragraph 5.14. be considered to assign or sublet in any case where it permits the Premises or any portion thereof to be occupied by persons other than the Tenant, its affiliates, its employees and others engaged in carrying on the business of the Tenant, whether pursuant to assignment, subletting, license or other right, and shall also include any case where any of the foregoing occurs by operation of law.

     5.14.2. - The Tenant shall not assign this Lease or sublet the whole or any part of the Premises unless (1) it shall have received a bona fide written offer to take an assignment or sublease which is not inconsistent with this Lease and the acceptance of which would not breach any provision of this Lease if this subparagraph 5.14.2. is complied with and which the Tenant has determined to accept subject to this subparagraph 5.14.2. being complied with, and (2) it shall have first requested and obtained the consent in writing of the Landlord thereto. Any request for such consent shall be in writing and accompanied by a information available to the Tenant and requested by the Landlord as to the responsibility, reputation, financial standing and business of the proposed assignee or subtenant. Within ten (10) days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder (and if no such information has been requested, within ten (10) days after receipt of such request for consent) the Landlord shall have the right upon written notice to the Tenant, if the request is to assign this Lease or sublet the whole of the Premises, to cancel and terminate this Lease, or if the request is to sublet a part of the Premises only, to cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be not less than sixty (60) days or more than ninety (90) days following the receipt by the Landlord of such request for consent, and in such event the Tenant shall surrender the whole or part as the case may be of the Premises in accordance with such notice and Rent shall be apportioned and paid to the date of surrender and, if a part only of the Premises is surrendered, Rent payable under article 4 shall thereafter abate proportionately. If such consent shall be given, the Tenant shall assign or sublet, as the case may be, only upon the terms set out in the Offer submitted to the Landlord as aforesaid and not otherwise. The foregoing shall be subject to the exception that the Tenant may, by notice delivered to the Landlord within fourteen (14) days after receipt from the Landlord of a notice of termination pursuant to the provisions of this subparagraph 5.14.2., elect to continue this Lease as to all of the Premises and not to assign or sublet, in which event the notice of termination shall be ineffective

     5.14.3. - No assignment of this Lease shall be effective unless the assignee shall execute an appropriate instrument assuming, as to the assigned premises, all the obligations of the Tenant hereunder. No assignment or subletting of this Lease shall release the Tenant from its obligations under this Lease.

  5.15. Tenant's Insurance - During the Term, Tenant shall maintain at its own
  ------------------------
  expense:

     5.15.1. - Fire insurance with extended coverage and water damage insurance in amounts sufficient to fully cover all property in the Tenants Premises including furniture, trade fixtures and Tenant's improvements which are not owned by the Landlord.

     5.15.2. - Tenants legal liability and comprehensive or commercial general liability insurance covering bodily harm, death, property damage and personal injury, with Landlord named as an additional insured, against claims for death, personal injury and property damage in or about the Premises, in amounts which are from time to time acceptable to a prudent tenant in the community in which the Building is located, but not less than $5,000,000 for death or injury, and $5,000,000 for property damage in respect of each occurrence.

     5.15.3. - The Tenant shall not carry any stock of goods or do anything in or about the leased premises or common areas or both which will in any way tend to increase the insurance rates on the leased all of them. The Tenant agrees to pay as additional rent any increase in premiums for insurance against loss by fire that may be charged during the term of this lease on the amount of insurance to be carried by the Landlord on the leased premises or the building of which they are a part or the common areas or all of them resulting from the business carried on in the leased premises by the Tenant, whether or not the Landlord has consented to the same. If the Tenant installs any electrical equipment that overloads the lines in the leased premises, the Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the Insurance Underwriters and governmental authorities having jurisdiction.

     5.15.4. - Policies for such insurance shall be in a form and with an insurer reasonably acceptable to Landlord, shall require at least sixty
     (60) days' written notice to Landlord of termination or material alteration during the Term, and shall waive, to the extent available, any right of subrogation against Landlord. If requested by Landlord, Tenant shall from time to time promptly deliver to Landlord certified copies or other evidence satisfactory to Landlord that all premiums thereon have been paid and the policies are in full force and effect.

     5.15.5. - The Tenant agrees that the Landlord shall not be liable for any loss or damage to any property belonging to, the Tenant or its employees, invitees or licensees or any other person in, or about Technology Business Park unless resulting from the actual fault, privity or negligence of the Landlord, and in no event shall the Landlord be liable:

       (A) - for any damage (other than Insured Damage) which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of Technology Business Park or from the pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant;

       (B) - for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform janitor services, security services, supervision or any other work in or about the Premises or Technology Business Park; or

       (C) - for loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant.

     5.15.6. - The Tenant agrees that the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation or any body having jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for any bodily injury, death or damage to property arising from the use of, or any happening in or about any elevator or escalator

     5.15.7. - The Landlord releases the Tenant from all claims or liabilities in respect of any damage which is Insured Damage, to the extent of the cost of repairing such damage

     5.15.8. - Except as provided in subparagraph 5.15.6. the Parties agree to indemnify and save harmless each other in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of each other or any assignee, subtenant, agent, employee, contractor, invitee or licensee of each other, and in respect of all costs, expenses and liabilities incurred by each other in connection with or arising out of all such claims, including the expenses of any action or proceeding (instituted or threatened) or settlement thereof pertaining thereto.

  5.16. Leasehold Improvements - That the Tenant shall pay the cost of all
  ----------------------------
leasehold improvements and the Tenant, before making any leasehold improvements to the leased premises (subject to Article 5.8.), shall obtain the approval of the Landlord in writing to the plans and specifications of such intended leasehold improvements.

  5.17. Notice of Malfunction in Equipment - to give to the Landlord prompt
  ----------------------------------------
written notice of any accident to or defect in the water pipes electrical wires, or any defect known to the Tenant affecting the HVAC apparatus.

  5.18. Right of Entry- The Tenant covenants with the Landlord to permit the
  --------------------
Landlord, during the last six (6) months to show prospective tenants desirous of leasing the said premises at the expiration of this lease, to visit and inspect the same at all reasonable times and with proper identification of said prospective tenants. The Landlord shall have the right during the last six (6) months to place upon the leased premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant stating that the leased premises are for lease and further provided that the Tenant will not remove such notice or permit the same to be removed.

  5.19. Exclusion of Landlord's Liability - The Landlord shall not be liable for
  ---------------------------------------
any damage to any property at any time in such premises or building from water works, steam, water, rain or snow which may leak into, issue or flow from any part of the said building of which the premises hereby leased are a part, the same or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring.

  5.20. Indemnification of Landlord - To indemnify each other from all
  ---------------------------------
liabilities, fines, suits, claims, demand and actions of any kind or nature for which one party shall or may become liable or suffer by reason of breach, violation or non-performance by the other party of any covenant or proviso herein, or by reason of any injury or death occasioned to or suffered by any person or persons or property through any act, neglect or default by one party or any of its clerks, agents or employees and such indemnification in respect of any such breach, violation or non-performance, damage to property, injury or death occurring during the term of the lease shall, notwithstanding anything in this lease to the contrary, survive any termination of this lease.

  5.21. Reentry by Landlord on Nonpayment or Nonperformance - Proviso for re-
  ---------------------------------------------------------
entry by Landlord on non-payment of rent or non-performance of covenants. Notwithstanding the foregoing, the Landlord agrees not to re-enter or initiate any remedy to terminate the Lease until:

     (a) - in the case of failure by the Tenants to pay rent, the Landlord has given written notice thereof to the Tenant and the Tenant has failed to pay such rent within seven (7) days of receipt of such notice; and
     (b) - in the case of failure by the Tenant to observe and perform any other material covenant in the lease (apart from payment of rent), the Landlord has given written notice thereof to the Tenant and the Tenant has failed to rectify the same or commenced to diligently rectify the same within thirty
     (30) days

  5.22. Landlord's Right to Re-Let the Leased Premises - Subject to Article
  ----------------------------------------------------
5.21., the Landlord's covenants, seizure of forfeiture of the said term shall become exercisable immediately upon such default being made. Provided further that upon such re-entry by the Landlord under the terms of this paragraph or any other provision or provisions of this lease, the Landlord may be entitled, at its option, at any time and from time to time to re-let the leased premises or any part thereof for the account of the Tenant or otherwise, and receive and collect the rents therefor, applying the same first to the payments of such expenses as the Landlord may have incurred ha recovering possession of the leased premises, including the legal expenses and solicitor's fees, and for putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed or incurred by the Landlord in or about re-letting the premises and then to the fulfilment of the covenants of the Tenant hereunder. Any such re-letting herein provided for may be for the remainder of the term as originally granted or for a longer or shorter period. In any case and whether or not the leased, premises or any part thereof be re-let, the Tenant shall pay to the Landlord the rental hereby reserved and all other sums required to be paid by the Tenant up to the time of the termination of this lease or of recovery of possession of the leased premises by the Landlord, as the case may be, and thereafter the Tenant covenants and agrees, if required by the Landlord, to pay to the Landlord until the end of the term of this lease the equivalent of the amount of all the rentals hereby reserved and all other sums required to be paid by the Tenant hereunder, less the net avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the days herein provided for rental, that is to say, upon each of the days herein provided for payment of rental, the Tenant shall pay to the Landlord the amount of the deficiency then existing.

  5.23. Dispensing - Subject to the provisions of the Lease, the Tenant shall
  ----------------
not install or permit the installation or use of any machine dispensing goods for sale in the leased premises or the building without the approval of the Landlord or in contravention of any regulations fixed or to be fixed by the Landlord.

  5.24. Condoning - Any condoning, excusing or overlooking by the Landlord of
  ---------------
any default, breach or non-observance by the Tenant at any herein contained shall not operate as a waiver of the Landlord's rights hereunder in respect of any subsequent default, breach or non-observance, nor as to defeat or affect in any way the rights of the Landlord herein in respect of any such subsequent default, breach or non-observance.

6. LANDLORD'S COVENANTS
-----------------------

     THE LANDLORD COVENANTS WITH THE TENANT AS FOLLOWS:

  6.1. Quiet Enjoyment - For quiet enjoyment so long as the Tenant pays the rent
  --------------------
reserved under this lease and fulfils the obligations on its part to be performed thereunder.

7. MUTUAL COVENANT'S
--------------------

     IT IS EXPRESSLY UNDERSTOOD AND AGREED BETWEEN THE LANDLORD AND TENANT AS
     FOLLOWS:

  7.1. No Exceptions of Distress - And the Tenant further covenants, promises
  ------------------------------
and agrees with the Landlord that notwithstanding any present or future Act of the Legislature of the Province of Ontario or terms of loan agreement with the Tenants bank, none of the goods or chattels of the Tenant on the said leased premises at any time during the continuance of the Term hereof or any extension thereof shall be exempt from levy by distress for rent in arrears by the Tenant as provided for by such Act, and that upon any claims being made for such exemption by the Tenant or on distress being made by the Landlord, this covenant and agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to be levying upon any such goods as are exempted in the said Act, the Tenant waiving as it hereby does all and every benefit that could or might have accrued to it under and by virtue of the said Act but for this covenant, and the Landlord may seize upon and sell all the Tenant's goods and chattels for payment of rent and costs as it might have done if such Act had not been passed.

  7.2. Liability for Damages to Person or Property - The Landlord shall not be
  ------------------------------------------------
responsible for any damage to the leased premises and any personality thereon or therein, all of which shall be at the sole risk of the Tenant, and that the Landlord shall not further in any event whatsoever be liable or responsible in any way for any injury to any person or for any loss of or damage to any property belonging to the Tenant or to employees, invitees or licensees of the Tenant while such person or property is in or about the building of which the leased premises forms a part or any truck ways, platforms or corridors in connection therewith, including (without limiting the foregoing) any steam, gas or electricity, water, rain or snow which may leak into, issue or flow from any part of the said building or any adjacent or neighbouring lands or premises or from the water, steam or drainage pipes or plumbing works of the same or leakage or obstruction of soil pipes, conduits or from any other place or quarter or for any loss or damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any other loss whatsoever of the Tenant with respect to the leased premises and/or the business of the Tenant carried on therein; provided that the same has not been caused by the Landlord's negligence or wilful misconduct.

  7.3. Right of Reentry and Bankruptcy of Tenant - That if and whenever the rent
  ----------------------------------------------
hereby reserved shall not be paid on the day appointed for the payment thereof; or any part thereof shall remain unpaid for seven (7) days after any of the days on which the rent ought to have been paid, although no formal demand shall have been made therefor; or in case of non-payment of any other sums which the Tenant under any provision hereof has agreed to pay; or any of the goods and chattels of the Tenant on the premises shall be seized or taken in execution or attachment; or in case the Tenant shall become insolvent or bankrupt or make an assignment for the benefit of its creditors; or if a Receiver, Trustee or similar officer shall be appointed to take charge of any part of the Tenant's property; or give any Bill of Sale without complying with the Bulk Sales Act (Ontario); or if an order shall be made for the winding up of the Tenant; or if the leased premises shall, without the written consent of the Landlord, become and remain vacant for a period of thirty (30) days; or if the leased premises shall, without the written consent of the Landlord, be used by any other person other than those entitled to use them under the terms of this lease; or if the Tenant shall, without the written consent of the Landlord, abandon or attempt to abandon the premises; or if the Tenant shall do any act within the said building or elsewhere which shall discredit regulations herein contained, to be observed and performed and kept by the Tenant, of which breach in the judgement of the Landlord in respect of the same, shall be conclusive and binding on the Tenant; or if the Tenant attempts to move its equipment or other belongings out of the building or buildings, the full amount of the current month's rent and the next three months' rent shall immediately become due and payable, and the Landlord may immediately distrain for the same together with any arrears then unpaid, and the said term shall immediately, at the option of the Landlord, become forfeited and determined, and the Landlord may, without notice or any form of legal process, forthwith enter upon and retake possession of the said lands and premises and remove the Tenant's effects therefrom, any statute or law to the contrary notwithstanding.

  7.4. Mechanics' Liens -Notice is hereby given that the Landlord shall not be
  ---------------------
liable for any labour or materials furnished or to be furnished to the Tenant upon credit, and that no mechanics' liens or other liens for any such labour or materials shall attach to or affect the reversionary or other estate or interest of the Landlord in and to the leased premises. The Tenant shall promptly pay all contractors and material men so as to minimize the possibility of a lien attaching to the leased premises and should any such lien be made or filed, the Tenant shall discharge the same within ten (10) days after written request by the Landlord, and if the Tenant fails to do so the Landlord may pay into Court the amount required to obtain such a discharge, in the name of the Tenant, and the amount so paid, together with all disbursements and costs of such proceedings on a solicitor-client basis shall be payable by the Tenant to the Landlord and may be collected as rent in arrears, and to indemnify and save harmless the Landlord from any claims, damages and costs whatsoever arising therefrom.

  7.5. Assignment of Lease as Collateral Security - The Landlord declares that
  -----------------------------------------------
it may assign its rights under this lease to a lending institution as collateral security for a loan to the Landlord and in the event that such an assignment is given and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord, it is expressly agreed between the Landlord and Tenant that this lease shall not be cancelled or modified for any reason whatsoever except as provided for, anticipated or permitted by the terms of this lease or by law, without the consent in writing of such lending institution.

  7.6. Subordination and Attornment - The Tenant shall attorn to any mortgagee
  ---------------------------------
or chargee of the lands, Landlord, or any of them, and shall postpone and subordinate the lease to any mortgagee or chargee of same, and shall furnish any mortgagee or chargee with a certificate as to the status of the lease from time to time or instrument of postponement or attornment, or other instruments which may from time to time be requested, to give effect hereto, provided such subordination and attornment shall not cancel or modify the terms of this Lease, or any renewals of same, within fifteen (15) days after a written request by the Landlord.

  7.7. Landlord's Insurance - The Landlord will take out and keep in force
  -------------------------
throughout the term all risks direct damage insurance on the building, but may exclude any improvements upon which the Tenant is obliged to take out insurance, with responsible insurance companies and in an amount such as would be carried by a prudent owner, and the cost of the insurance will be included in the Common Area costs. The Tenant shall be added to the policy as a named insured.

  7.8. Sales, Conveyance and Assignment - Nothing in this Lease shall restrict
  -------------------------------------
the right of Landlord to sell, convey, assign or otherwise deal with the Building, subject only to the rights of Tenant under this Lease.

  7.9. Effect of Sale, Conveyance or Assignment - A sale, conveyance or
  ---------------------------------------------
assignment of the Building shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter look solely to Landlord's successor in interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor in interest thereunder.

  7.10. Attornment - Subject to Article 7.11., if the interest of Landlord is
  ----------------
transferred to any person (hereunder called "Purchaser")by reason of foreclosure or other proceedings for enforcement of any such mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

  7.11. Nondisturbance - No attornment by Tenant under Article 7.10 shall be
  --------------------
effective unless, before the date of transfer to Purchaser, Purchaser delivers to Tenant a written undertaking, binding upon Purchaser and enforceable by and for the benefit of Tenant under applicable law, that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default despite such enforcement proceedings and transfer.

  7.12. Damage or Destruction - In the event that the leased premises or any
  ---------------------------
part thereof are totally or partially damaged or destroyed by fire or by other perils against which the leased premises are insured, this lease shall continue and remain in full force and effect throughout the remainder of the term, subject to the following:

     7.12.1. - That the Landlord notifies the Tenant within thirty (30) days of the occurrence of the damage or destruction that it will repair or rebuild the same, provided that if the Landlord notifies the Tenant within thirty
     (30) days of the occurrence of the damage or this lease and any renewal thereof shall be terminated from the happening of such damage or destruction and the Tenant shall immediately surrender the said leased premises and all interest therein to the Landlord, and the Landlord may re-enter or repossess the leased premises discharged by this lease, and may remove all parties therefrom with a reasonable time thereafter; and all payments required to be made under the terms of this lease shall be apportioned and in making such apportionment the Tenant shall pay rent only to the time of the happening of such damage, but the Tenant shall have a reasonable time after notification to remove its property from the leased premises, provided that all rent due or to become due hereunder is fully paid.

     7.12.2. - That if the Landlord notifies the Tenant within the thirty (30) days of the occurrence of the damage or destruction that it will repair or rebuild the same, the Landlord shall commence repair or reconstruction of the damage or destruction and complete the said repair or reconstruction with reasonable promptness and diligence.

     7.12.3. - That if the Landlord notifies the Tenant within the thirty (30) days of the occurrence of the damage or destruction that it will repair and rebuild the same, and that in the event of partial damage, the rent reserved shall abate in part only, in the proportion that the part of the area of the leased premises rendered unfit for occupancy bears to the whole of the area of the leased premises, and in the event that the leased premises are so destroyed as to be wholly unfit for occupancy, then the rent shall not run or accrue after the injury and the rent shall recommence immediately after the said repair shall be completed.

  7.13. Rules and Regulations
  ---------------------------

     7.13.1. - Purpose of Rules and Regulations - The Rules and Regulations in
               --------------------------------
     SCHEDULE "C" have been adopted by Landlord for the safety, benefit and convenience of all tenants and other persons in the Building.

       7.13.2. - Observance of Rules and Regulations - Tenant shall at all times
                 -----------------------------------
       comply with, and shall cause its employees, agents, licensees and invitees to comply with, the Rules and Regulations from time to time in effect.

       7.13.3. - Modification of Rules and Regulations - Landlord may from time
                 -------------------------------------
       to time, for the purposes set out in paragraph 1 above,

          A. - shall not be repugnant to any other provision of this Lease,
          B. - shall be reasonable and have general application to all tenants in the Building, and
          C. - shall be effective only upon delivery of a copy thereof to Tenant at the Premises.

       7.13.4. - Non-compliance of Rules and Regulations - Landlord shall use
                 ---------------------------------------
       its best efforts to secure compliance by all Tenants and other persons with the Rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

  7.14. Notices - Except as otherwise provided herein any notice which either
  -------------
party may desire to give to the other shall be sufficiently given to the Landlord, by personal delivery or by prepaid post, at:

       180 Columbia Street West,
       Waterloo, Ontario,
       N2L 3L3

and to the Tenant at:

       180 Columbia Sweet West,
       Waterloo, Ontario,
       N2L 3L3

  7.15. Guarantor's Clause - This article is intentionally left blank.
  ------------------------

  7.16. Late Payment Charge on Amounts in Default - the Tenant shall pay as
  -----------------------------------------------
additional rent a late payment charge on any overdue charges or amounts owing as provided by the terms of this lease at the rate of one and one half per centum (1.5 %) of the amount in default, calculated on the third day of every month.

  7.17. Payments Deemed Rent - That in the event of the Tenant failing to pay
  --------------------------
any taxes, rates, insurance premiums, operating costs or other charges which it has herein covenanted to pay, the Landlord may pay the same and shall be entitled to charge the sums so paid to the Tenant, who shall pay them forthwith on demand; and the Landlord, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of all such sums as it might have and take for the recovery of rent in arrears under the terms of this lease.

  7.18. Overholding - Provided that should the Tenant hold over or continue to
  -----------------
occupy the premises with the consent of the Landlord after the expiration of this lease without any further written agreement and the Landlord thereafter accepts rent for the premises, the Tenant shall hold the premises as a monthly tenant at a monthly rent equal to the rental payable during the last month of the primary or renewal term plus twenty percent.

  7.19. Registration - This lease shall not be registered on title, but only as
  ------------------
a memorial or notice thereof approved as to form by the Landlord.

  7.20. Compliance with the Planning Act - This lease is subject to the
  --------------------------------------
condition that it is to be effective only if the provisions of Section 50 of the Planning Act, R.S.O. 1990, and amendments thereto, are complied with.

  7.21. Waiver of Breach of Covenant - A waiver of the breach of any covenant,
  ----------------------------------
condition or proviso shall not be taken to be a waiver of any further breach of the same covenant, condition or proviso.

  7.22. Obligations as Covenants - Each obligation of the Landlord or the Tenant
  ------------------------------
expressed in this lease, even though not expressed as a covenant, is considered to be a covenant for all purposes.

  7.23. Entire Agreement - If there are any terms and conditions which at the
  ----------------------
date of execution of this Lease are additional or supplemental to those set out on the preceding pages and in Schedules A, B1, B2, B3, B4, C and D, such terms and conditions are contained in Schedule E attached hereto as part of this Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant acknowledges and agrees that it has not relied, upon any statement, representation, agreement or warranty. If this Lease is made pursuant to an Offer to Lease, then the term "Lease" in the
Article 1.3. shall be deemed to include such Offer to Lease. If by the inclusion of the Offer to Lease, a disparity should arise, then the Lease shall take precedence over the Offer to Lease.

  7.24. Amendment of Modification - Unless otherwise specifically provided in
  -------------------------------
this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same manner as the execution of this Lease.

  7.25. Construed Covenant and Severability - All of the provisions of this
  -----------------------------------------
Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate Article hereof. Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

  7.26. Headings and Captions - The captions appearing at the headings of the
  ---------------------------
sections of this lease have been inserted as a matter of convenience and for reference only and in no way defines, limits or enlarges the scope or meaning of this lease or any of its provisions.

  7.27. Number and Gender - The necessary grammatical changes required to make
  -----------------------
the provisions of this lease apply in the plural sense where the Tenant comprises more than one entity and two corporations, associations, partners or individuals, males or females, in all cases will be assumed as though in each case fully expressed.

  7.28. Governing Law - The lease will be interpreted and governed by the
  -------------------
laws of the Province of Ontario.

  7.29. Successors and Assigns - This indenture and everything herein contained
  ----------------------------
shall extend to and bind and enure to the benefit of the respective heirs, executors, administrators, successors and assigns (as the case may be) of each and every of the parties hereto subject to the consent of the Landlord being obtained, as hereinbefore provided, to any assignment or sublease by the Tenant, and, where there is more than one Landlord or Tenant or where the Landlord or Tenant is a male, female or a corporation, the provisions herein shall be read with all grammatical changes thereby rendered necessary. All covenants being contained shall be deemed joint and several and all rights and powers reserved to the Landlord may be exercised by the Landlord or its agents or representatives.

  7.30. Relationship of Parties - Nothing contained in the Lease shall create
  -----------------------------
any relationship between the parties hereto other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venture or a member of a joint or common enterprise with Tenant.

  7.31. Consent Not Unreasonably Withheld - Except as otherwise specifically
  ---------------------------------------
provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenant's sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance, and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

  7.32. Name of Building - Landlord shall have the right, after thirty (30) days
  ----------------------
notice to Tenant to change the name, number or designation of the Building, during the Term without liability to the Tenant.

  7.33. No Implied Surrender or Waiver - No provisions of the Lease shall be
  ------------------------------------
deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach. Landlord's failure to enforce against Tenant or any other tenant in the Building any of the Rules and Regulations made under Article 7.13. shall not be deemed a waiver of such Rules and Regulations. No act or thing done by Landlord, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the earliest rent to fall due of any unpaid instalment of rent, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque, or payment as Rent, be deemed an accord and satisfaction, and Landlord may accept such cheque or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

  7.34. Area Determination - If any calculation or determination by the Landlord
  ------------------------
of the common area or rentable area of any premises is disputed or called into question, it shall be calculated or determined by the Landlord's architect or quantity surveyor from time to time appointed for the purpose, whose certificate shall be conclusive,

IN WITNESS WHEREOF the Landlord and the Tenant have hereunto affixed their hands and seals.

SIGNED, SEALED AND DELIVERED
----------------------------

Dated at   Waterloo  this  1st   Day of  May    ,1999.
           --------        ---           ---

                                        CACHEFLOW CANADA INC.

        /s/                             Per:    /s/                    SEAL
    ------------------------------      ----------------------------------------
      (Witness)                                          (Tenant)
                                        I Have Authority to bind the Corporation

Dated at   Waterloo  this  1st   Day of  May  ,1999.
           --------        ---           -----

                                        WIEBE PROPERTY CORPORATION LTD.


                                        Per:    /s/                    SEAL
                                        ---------------------------------------

                                        Per:    /s/                    SEAL
                                        ---------------------------------------

                                 SCHEDULE "C"
                                 ------------
                             RULES AND REGULATIONS
                             ---------------------

The Tenant covenants and agrees to comply with the following rules and regulations:

  1. SECURITY: Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto.

  2. LOCKS: The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. The Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises, and (unless 24 hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacements thereof to meet the bona fide requirements of Tenant. In these rules "keys" include any device serving the same purpose.

     If with Landlord's consent, Tenant installs locks incompatible with the Building master locking system:
     (a) Landlord, without abatement of Rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas which require access thereto,
     (b) Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency, and
     (c) Tenant shall at the end of the Term and at Landlord's request remove such lock(s) at Tenant's expense.

  3. RETURN OF KEYS: At the end of the Term, Tenant shall promptly return to Landlord all keys for the building and Premises which are in possession of Tenant.

  4. NUISANCE: The Tenant shall not perform any acts or carry on any practice which may damage the Common Areas and Facilities or be a nuisance to any other tenant in the Complex.

  5. WINDOWS: Tenant shall observe Landlord's roles with respect to maintaining window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers or other materials on or at any window in the Premises without Landlord's prior written consent.

  6. SOLICITATIONS: Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

  7. OBSTRUCTIONS: Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other common areas of the building, or use such locations for any purpose except access to and exit from the Premises without Landlord's prior written consent. Landlord may remove at Tenant's expense any such obstruction or thing (unauthorized by Landlord) without written notice or obligation to Tenant.

  8. EMPLOYEES, AGENTS, AND INVITES: In these Rules and Regulations, Tenant includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

  9. GARBAGE: When required by a governmental authority having jurisdiction, the Tenant will provide within the Leased Premises facilities or accommodation for garbage and waste and its disposal and

  10. HAND TRUCKS: Any hand trucks, carryalls, or similar appliances used in any building in the Complex shall be equipped with rubber tires, side guards and such other safeguards as the Landlord shall require.

  11.  ANIMALS: No animals or birds shall be brought into the Leased Premises

  12. In regard to the use and occupancy of the Leased Premises and Common Areas and Facilities, the Tenant shall:

       12.1. The Tenant shall not erect any partitions, alter or make any changes in respect of the leased premises without the prior written consent of the Landlord. The colour of all interior painting shall be first approved in writing by the Landlord;

       12.2. keep any garbage, trash, rubbish or refuse in containers as approved by the Landlord within the interior of the Leased Premises until removed as herein provided;

       12.3. keep all mechanical apparatus flee of vibration and noise which may be transmitted beyond the Lease Premises;

       12.4. comply with all laws, bylaws, rules and regulations of governmental authorities, now or hereafter in effect;

       12.5. ensure that all loading and unloading of goods shall be done only at such times, in the areas, and through the entrances, designated for such purposes by the Landlord. The delivery or shipping of merchandise, supplies and fixtures to and from the Leased Premises shall be subject to such controls as in the judgement of the Landlord are necessary for the proper operation of the Leased Premises and/or the Complex;

       12.6. the Tenant shall within five days, upon written notice from the Landlord, furnish the Landlord with the Provincial license number of any vehicles owned or used by him or his employees. The Landlord will designate an employee area that will be used by all Tenants and their employees and agents and the Tenant hereby acknowledges that the employee parking area will be strictly controlled by the Landlord.

  13. In regard to the use and occupancy of the Leased Premises and Common areas and Facilities, the Tenant shall not:

       13.1. place or maintain any merchandise or other articles in any vestibule or entry of the Leased Premises, on the walkways adjacent thereto or elsewhere on the exterior of the Leased Premises or Common Areas;

       13.2. use or permit the use of any objectionable advertising medium such as, without limitation, loudspeakers, phonographs, public address systems, sound amplifiers, radio, broadcast or television apparatus within the Complex which is in any manner audible or visible outside the Leased Premises;

       13.2. permit undue accumulations of garbage, trash, rubbish or other refuse within or without the Leased Premises. The Tenant further covenants that the Tenant will not upon the termination of the said term leave upon the said premises any rubbish or waste material and will leave the said premises in a clean and tidy condition;

       13.4. cause, suffer or permit odours to emanate or be dispelled from the Leased Premises and upon direction of the Landlord shall forthwith, at the Tenant's expense, remedy any situation resulting in a breach of this provision;

       13.5. solicit business in the Common Areas and Facilities;

       13.6. distribute handbills or other advertising matter to, in or upon any automobiles parked in the Common Areas and Facilities;

       13.7. permit the parking of delivery vehicles so as to interfere with the use of any driveway, walkway, parking areas or other Common Areas and Facilities of the Complex;

       13.8. mount or place an antenna of any nature on the exterior of the Leased Premises;

       13.9. use the plumbing facilities for any other purposes than that for which they are constructed, and no foreign substance of any kind shall be put therein, and the expense of any breakage, stoppage or damage resulting form a violation of the provision shall be borne by the Tenant;

       13.10. use any part of the Leased Premises for lodging, sleeping or any illegal purposes;

       13.11. bring in or take out, position, construct, install or move any safe or other heavy equipment or furniture without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the building by moving or using any such safe, heavy equipment or furniture shall be repaired at the expense of the Tenant. The moving of all equipment and furniture shall occur only during those hours when the Complex shall not be open for business or any other time consented to by the Landlord and the persons employed to move the same in and out of the Leased Premises shall be acceptable to the Landlord.

                                 SCHEDULE "E"
                                 ------------

                       SUPPLEMENTAL TERMS AND CONDITIONS
                       ---------------------------------

Rental Rate: The Base Rent rate for the period beginning June 1st, 2004 shall be the sum of Seventy Nine Thousand, Ten and 00/100 DOLLARS ($79,010.00) (herein called the "Basic Rent") per annum, to be paid in advance in equal monthly instalments of Six Thousand Five Hundred & Eighty Four and 02/100 DOLLARS ($6,584.02) on the first day of each month during the term, and the last payment to become due and be paid in advance one month before the expiration of this lease.

Signs: Notwithstanding Article 5.13. "Signs and Directory", the Tenant shall have the right to install a sign on the outside of the building subject to the usual approvals contained in Article 5.13..